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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) September 22, 2000
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                                 QRS CORPORATION
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               (Exact name of registrant as specified in charter)



         DELAWARE                     0-21958                   68-0102251
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(State or other jurisdiction        (Commission               (IRS Employer
        of incorporation)           File Number)            Identification No.)



1400 MARINA WAY SOUTH, RICHMOND, CALIFORNIA                             94804
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(Address of principal executive offices)                             (Zip Code)




Registrant's telephone number, including area code      (510) 215-5000
                                                    ---------------------------


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)


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ITEM 4   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Company has engaged PricewaterhouseCoopers LLP as its new independent accountants as of September 22, 2000. The Company has not consulted with PricewaterhouseCoopers LLP prior to its engagement regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company's financial statements or any matter that was either the subject of a disagreement or a reportable event within the meaning of Item 304(a)(1) of Regulation S-K.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  QRS CORPORATION


Date:  September 26, 2000                         /s/ JOHN S. SIMON
                                                  ---------------------------
                                                  John S. Simon
                                                  Chief Executive Officer


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